EXHIBIT 10.86

Financial Account Consent Agreement

CMARK International, Inc., a South Carolina corporation
9570 Two Notch Road, Suite 4
Columbia, SC 29223

December 18,  2007
Community Resource Bank
Blythewood Branch
312 Blythewood Road
Blythewood, SC 29016

Ladies and Gentlemen:

We refer to account numbers 52200107 and 52200973 (the "Financial Accounts") maintained with Community Resource Bank (the "Financial Institution") by CMARK International, Inc., a South Carolina corporation (the "Company") and into which certain moneys, instruments, securities and other property are or may be deposited from time to time.  The Company has granted to Sterling Management, Inc., a Minnesota corporation, ("Secured Party") under the Security Agreement, dated as of August 25, 2005, among the Company and Secured Party (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Agreement"), a security interest in the Financial Account Collateral (as defined in the Agreement), including, without limitation, all moneys, instruments, securities and other property deposited in the Financial Accounts and all certificates or other instruments, if any, representing or evidencing the Financial Accounts.  It is a condition to the continued maintenance of the Financial Accounts with the Financial Institution that the Financial Institution agrees to this letter agreement.

The parties hereto agree as follows:

1.           The Financial Institution hereby confirms that the Company has established with it the Financial Accounts.  The Financial Institution agrees that from and after the date hereof the Financial Accounts shall be under the exclusive dominion and control of Secured Party and all moneys, instruments, securities and other property of the Company received in connection therewith, whether or not deposited in the Financial Accounts, shall be held solely for the benefit of Secured Party.  Except as otherwise provided herein, the Financial Accounts shall be subject to written instructions only from Secured Party.

2.           The Financial Institution agrees to do the following:

(a)           follow its usual operating procedures for the handling of any remittance received in the Financial Accounts that contains restrictive endorsements, irregularities, such as a variance between the written and numerical amounts, undated or postdated items, missing signature or incorrect payee;

(b)           endorse and process all eligible checks and other remittance items not covered by subparagraph (a) above and deposit such checks and other remittance items in the Financial Accounts; and

(c)           maintain a record of all checks and other remittance items received in the Financial Accounts and, in addition to providing the Company with photostats, vouchers and enclosures of checks and other remittance items received on a daily basis, as well as a monthly statement, furnish to Secured Party, free of any service charge payable by Secured Party, its regular bank statement with respect to the Financial Accounts, with the words "Sterling Management, Inc., as Secured Party, Re: CMARK International, Inc., a South Carolina corporation" included thereon so that there is no confusion as to ownership of the Financial Accounts and so that Secured Party is able to properly identify the Financial Accounts.

EXHIBIT 10.86 - continued

3.            Secured Party hereby instructs the Financial Institution to follow the instructions of the Company with respect to the disposition of any and all moneys, instruments, securities and other property deposited in the Financial Accounts as directed by the Company unless and until the Financial Institution has received written instructions to the contrary from Secured Party, in which case the Financial Institution agrees to follow such instructions from Secured Party.

The Financial Institution hereby agrees that Secured Party will be entitled to all rights and remedies to which a person in control of "financial assets" (within the meaning of Section 8-102(a)(9) of the Uniform Commercial Code as in effect in the State of South Carolina (the "UCC")) is entitled pursuant to Part 5 of Article 8 of the UCC and Article 9 of the UCC, and, subject to the provisions of the immediately preceding paragraph, the Financial Institution agrees to follow the instructions of Secured Party with respect to the disposition of any and all moneys, instruments, securities, and other property deposited in the Financial Accounts.

Without limiting the foregoing, if at any time the Financial Institution shall receive an "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC) issued by Secured Party and relating to the Financial Accounts, the Financial Institution shall comply with such entitlement order without further consent of the Company or any other person.  The Financial Institution hereby agrees that it shall be a "securities intermediary" within the meaning of Section 8-102(a)(14) of the UCC and that the Financial Accounts shall be maintained as "securities accounts" (as such term is defined in Section 8-501(a) of the UCC) to the extent that any "investment property" (as defined in Section 9-102(a)(49) of the UCC) is maintained in or in respect of the Financial Accounts and that each item of investment property credited to a Financial Account shall be treated as a financial asset.  The Financial Institution further agrees that all securities or other investment property underlying any financial assets credited to any Financial Account shall be registered in the name of the Financial Institution, endorsed to it or in blank or credited to another securities account maintained in its name.

4.           Except for the claims and interest of Secured Party and the Company in the Financial Accounts, the Financial Institution acknowledges that it does not know of any claim to, or interest in, the Financial Accounts or in any financial asset credited thereto.  If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Financial Accounts or in any financial asset carried therein, the Financial Institution will promptly notify Secured Party and the Company thereof.

5.           Except with respect to its ordinary account fees and any actual losses incurred by it in respect of dishonored items credited to the Financial Accounts in accordance with its usual operating procedures, the Financial Institution waives and agrees not to assert, claim or endeavor to exercise, and by executing this letter agreement bars and estops itself from asserting, claiming or exercising, and the Financial Institution acknowledges that it has not heretofore received a notice from any other party asserting, claiming or exercising, any right of setoff, banker's lien or other purported form of claim with respect to the Financial Accounts and funds from time to time therein.  The Financial Institution shall have no rights in the Financial Accounts or the funds therein.  To the extent that it may ever have any such rights, the Financial Institution hereby expressly subordinates all such rights to all rights of Secured Party.

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6.           The Financial Institution shall not be liable for any action taken or omitted by it with respect to the Financial Accounts on the instructions of Secured Party, and the Financial Institution shall not have any duty or responsibility to ascertain whether any such instructions are consistent with the Agreement or the other credit documents relating thereto.  The Financial Institution may rely on any certificate, statement, request, agreement or other instrument it believes in good faith to be genuine and to have been signed or presented by or on behalf of Secured Party.  In maintaining the Financial Accounts hereunder, the Financial Institution may consult with counsel and shall be fully protected with respect to any action taken or omitted by it in good faith on advice of counsel and shall have no liability hereunder except for its bad faith, willful misconduct or gross negligence with respect to its obligations hereunder.

7.            The Company represents that the Financial Accounts comprise all of the deposit accounts of the Company held with any financial institution.

8.           The Company agrees to indemnify the Financial Institution against and save the Financial Institution harmless from any and all claims, liabilities, reasonable costs and expenses, including reasonable out-of-pocket fees and expenses of counsel, for anything done or omitted by it in good faith in connection with this letter agreement, including reasonable costs and expenses of defending itself against any claim or liability; provided, that the Financial Institution shall not have the right to be indemnified hereunder for its gross negligence or willful misconduct.

9.           The Financial Institution may terminate this letter agreement only upon thirty days' prior written notice to that effect to the Company and Secured Party and by canceling the Financial Accounts maintained with it and transferring all funds, if any, in such Financial Accounts to Secured Party.  After any such termination, the Financial Institution shall nonetheless remain obligated promptly to transfer to Secured Party at its address anything from time to time received in respect of the Financial Accounts.

10.           This letter agreement shall be binding upon the parties hereto and their respective successors and assigns.  This letter agreement may be executed in counterparts, each of which will be deemed an original and all of which taken together shall constitute one and the same instrument.

EXHIBIT 10.86 - continued

THE "SECURITIES INTERMEDIARY'S JURISDICTION" WITHIN THE MEANING OF SECTION 8-110(E) OF THE UCC IS AND SHALL CONTINUE TO BE THE STATE OF SOUTH CAROLINA.  THIS LETTER AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF SOUTH CAROLINA, EXCLUDING (TO THE GREATEST EXTENT PERMITTED BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF SOUTH CAROLINA.

Very truly yours,

COMPANY:

CMARK International, Inc.,
a South Carolina corporation

Date	By:	/s/ Charles W. Jones, Jr.
		Name:	Charles W. Jones, Jr.
		Title:	President

SECURED PARTY:

Sterling Management, Inc.,
a Minnesota corporation

Date	By:	/s/ David M. Engstrom
		Name:	David M. Engstrom
		Title:	President

Acknowledged and agreed to
as of the date first above written:
Community Resource Bank

By:	/s/ Will Howard
	Name:	Will Howard
	Title:	Regional President